SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

ACL Semiconductors Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ACL Semiconductors Inc.

Room 1701, 17/F, Tower 1

Enterprise Square, 9 Sheung Yuet Road

Kowloon Bay, Kowloon, Hong Kong

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 19, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders of ACL Semiconductors Inc., a Delaware corporation, will be held in the office located at Room 1703, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, on November 16, 2012, at 4:00 P.M. local time. At the meeting, you will be asked to vote on:

(1)       The election of six directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

(2)       The approval of the amendment to our certificate of incorporation, as amended (the “Certificate of Incorporation”), to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc.; and

(3)       The transaction of such other business as may properly come before the meeting.

The board of directors has fixed the close of business on October 10, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. A list of shareholders of record on the record date will be available for inspection by shareholders at the office of the Corporation, Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, during the ten days prior to the meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting.

By order of the Board of Directors

/s/ Chung-Lun Yang
Chung-Lun Yang
Chairman and Chief Executive Officer

Hong Kong, China

October 19, 2012

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR SHAREHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.ACL-SEMICON.COM/

ACL Semiconductors Inc.

Room 1701, 17/F, Tower 1

Enterprise Square, 9 Sheung Yuet Road

Kowloon Bay, Kowloon, Hong Kong

PROXY STATEMENT

Annual Meeting of Shareholders

November 16, 2012

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at the 2012 Annual Meeting of Shareholders to be held at our office, located at Room 1703, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, on Friday, November 16, 2012 at 4:00 P.M., local time, or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to shareholders, on or about October 19, 2012.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

•	The election of six directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;
•	The approval of the amendment to our Certificate of Incorporation to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc.; and
•	The transaction of such other business as may properly come before the meeting.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on October 10, 2012, which is the record date for determining who is eligible to vote at the annual meeting. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provided to your broker.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the election of the board of directors’ nominees for directors and FOR the approval of the amendment to our Certificate of Incorporation to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219.

Will my shares be voted if I do not provide my proxy?

If your shares are held in a brokerage account, they may be voted if you provide your broker with instructions as to how you want your shares voted. Your broker will send you instructions as to how you can vote shares that are held in your brokerage account. If you do not give your broker instructions as to how you want your shares to be voted, then your shares will not be voted either for the election of directors or for the approval of the amendment to our Certificate of Incorporation to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc.

If you hold your shares directly in your own name, they will only be voted if you either sign and deliver a proxy or attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of October 10, 2012, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares.

On the record date, October 10, 2012, we had 34,830,495 shares of common stock outstanding. This number of shares does not include treasury stock. We will have a quorum if 17,415,248 shares of common stock are present and voting at the annual meeting.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast, which means that, as long as a quorum is present, the six nominees for director who receive the most votes will be elected. Abstentions will have no effect on the voting outcome with respect to the election of directors.

What vote is required for the approval of the amendment to our Certificate of Incorporation to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc.?

The approval of the proposed amendment to our Certificate of Incorporation to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc. requires the affirmative vote of a majority of our outstanding shares of common stock.

How are broker non-votes treated at the meeting?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' un-voted shares on certain "routine" matters. The re-election of Company's Directors is not considered a "routine" matter. When a brokerage firm votes its customers' un-voted shares, these shares are counted for purposes of establishing a quorum.  At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to the amendment of Company's Certificate of Incorporation to change our corporate name from ACL Semiconductors Inc. to USmart Mobile Device Inc.

 Who is paying the cost of the meeting?

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners. We estimate our costs at approximately $10,000.

PROPOSAL 1

ELECTION OF DIRECTORS

          At the Annual Meeting, six individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of seven persons,. Five of seven individuals who are nominated for re-election to the Board of Directors are existing directors of the Company. Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated Proxy will be voted “FOR ALL” of the six persons named below to serve as directors, unless the Proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

          The six Directors to be considered for election are Chung-Lun Yang, Kenneth Lap Yin Chan, Man Sing Lai, Ho Man Yeung, Wing Sun Leung and Ben Wong.

          Each of our Directors will generally serve one-year terms and shall hold office until the 2013 annual meeting of shareholders and until his successor has been duly elected, appointed and qualified. If all the nominees are elected, the Board of Directors will consist of six Directors.

          Unless Proxy Cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the re-election of each nominee named in this section.

          At each annual meeting of shareholders, directors will be elected by the holders of Common Stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until their successors are duly elected and qualified or until a director’s earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the Board of Directors or by a vote of the shareholders of our Company. Vacancies in our Board of Directors may be filled by a majority vote of the Board of Directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced.

        The following table sets forth certain information concerning the board of directors’ nominees for directors:

NAME	AGE	POSITION

Chung-Lun Yang	51	Chairman of the Board of Directors and Chief Executive Officer
Kenneth LapYin Chan	50	Director and Chief Operating Officer
Man Sing Lai	44	Director
Ho Man Yeung	57	Director
Wing Sun Leung	48	Director
Ben Wong	49	Director

Chung-Lun Yang, Chairman of the Board and Chief Executive Officer. Mr. Yang became a Director on September 30, 2003. Mr. Yang is the founder of Atlantic and has been a director of Atlantic since 1991. Mr. Yang graduated from The Hong Kong Polytechnic University in 1982 with a degree in electronic engineering. From October 1982 until April 1985, he was a sales engineer of Karin Electronics Supplies Ltd. From June 1986 until September 1991, he was Director of Sales (Samsung Components Distribution) of Evertech Holdings Limited, a Hong Kong based company. Mr. Yang has over 15 years of extensive experience in the electronics distribution business. The breadth of Mr. Yang’s sales and operational experience led the Board of Directors to believe this individual is qualified to serve as a director of the Company. Mr. Yang is also a member of The Institution of Electrical Engineers, United Kingdom.

          Kenneth Lap Yin Chan, Director and Chief Operating Officer. Mr. Chan became a Director and Chief Operating Officer on June 11, 2010. Mr. Chan was serving the Company as the Chief Financial Officer from September 30, 2003 to February 23, 2011. Mr. Chan has been with Atlantic since 2001 serving as Financial Controller. From 1988 to 2001, Mr. Chan worked for a number of banks in Hong Kong, including Standard Chartered Bank, Dao Heng Bank and Asia Commercial Bank. He has more than 12 years of experience in corporate and commercial finance, based on which he was chosen to be a member of the board. Mr. Chan graduated from the University of Toronto in 1986 with a Bachelor’s Degree in Commerce.

          Man Sing Lai, Director. Mr. Lai became an Independent Director on December 1, 2010. As a member of the Board of Directors to the Company, the Company approved a monthly compensation of $1,282 (HK$10,000). Mr. Lai has been Chief Financial Officer of Mainland Headwear Holdings Limited since 2008, a headwear manufacturer whose shares are publicly traded on the main board of the Hong Kong Stock Exchange. From 2007 to 2008 Mr. Lai was Financial Controller of J.I.C. Technology Company Limited, a LCD manufacturer whose shares are publicly traded on the main board of the Hong Kong Stock Exchange. From 2001 to 2007, Mr. Lai was the Director of Finance at GVG Digital Technology Holdings (HK) Ltd a DVD player manufacturer in China. Mr. Lai graduated with a BSc in Management Science from the London School of Economics in 1990, a Bachelors of Business in 1994 from the University of Southern Queensland in Australia and a Masters in Business Administration in 2007 from the University of Western Sydney in Australia. Mr. Lai is a member of the HKICPA and CPA Australia. It is based on his extensive experience in business management and corporate governance that Mr. Lai was chosen to be a member of the board.

          Ho Man Yeung, Director. Mr. Yeung became an Independent Director on December 1, 2010. As a member of the Board of Directors to the Company, the Company approved a monthly compensation of $1,282 (HK$10,000). Mr. Yeung has been a Director of Avnet Sunrise Ltd. since 2002. Avnet Sunrise Ltd. is a subsidiary of Avnet, Inc. [NYSE: AVT] a global distributor of electronic components and devices. Mr. Yeung has over twenty-five years of experience in the electronic distribution industry. It is these experiences and qualifications for which Mr. Yeung was chosen to be a member of our board. Mr. Yeung graduated from University of Salford with a BSc in Electronics and earned a Certified Diploma of Accounting at Manchester Polytechnic University.

          Wing Sun Leung, Director. Mr. Leung became an Independent Director on December 1, 2010. As a member of the Board of Directors to the Company, the Company approved a monthly compensation of $1,282 (HK$10,000). Mr. Leung has been Project Director since April 2010 at German Alternative Investment (Shenzhen) Company Co. Ltd. an investment and advisory services firm. From 2007 to 2009, Mr. Leung was Vice President and Senior Consultant at Shenzhen Everich Industrial Co. Ltd., an importer and exporter of electronics. Prior to that, Mr. Leung was Sales Director at Sigmatel Asia Inc., a distributor of electronic components in China and Hong Kong. Mr. Leung has over twenty years of experience in the electronics distribution industry in the United States, China and Hong Kong. Mr. Leung graduated from the Chinese University of Hong Kong with a BSc in Social Science. Based on such professional experience, Mr. Leung was chosen to be a member of the board.

          Ben Wong. Since 2006, Mr. Wong has been the Chief Executive Officer and Director of USmart Electronic Products Limited, a provider of ODM (Original Design Manufacturing) and OEM (Original Equipment Manufacturing) services for various electronic products. Mr. Wong graduated from the Chinese Culture University of Taiwan in 1986 with a Bachelor’s Degree of Science in Mechanical Engineering. The breadth of Mr. Wong’s managerial experience led the Board of Directors to believe this individual is qualified to serve as a director of the Company.

          Each director holds office (subject to our By-Laws) until the next annual meeting of shareholders and until such director’s successor has been elected and qualified. There are no family relationships between any of our directors and executive officers.

          There have been no events under any bankruptcy act, no criminal proceedings and no judgments, orders or decrees material to the evaluation of the ability and integrity of any director or executive officer of the Company during the past five years.

Board Meetings

          During the fiscal year ended December 31, 2011, our Board of Directors held 4 meetings. No director who served during the fiscal year ended December 31, 2011 attended fewer than 80% of the meetings of the Board of Directors during that year.

Committees of the Board

          On January 20, 2011, the Board of Directors established an Audit Committee, Nominating Committee and Compensation Committee of the Board of Directors, and elected:

(i)	Mr. Man Sing Lai, Mr. Ho Man Yeung and Mr. Wing Sun Leung to serve on the Audit Committee, and Mr. Man Sing Lai to act as the Chairman of the Audit Committee;

(ii)	Mr. Man Sing Lai, Mr. Ho Man Yeung, Mr. Wing Sun Leung and Mr. Hung Ming Joseph Chu (not up for reelection at the Annual Meeting) to serve on the Nominating Committee, and Mr. Man Sing Lai to act as the Chairman of the Nominating Committee; and

(iii)	Mr. Man Sing Lai, Mr. Ho Man Yeung and Mr. Wing Sun Leung to serve on the Compensation Committee, and Mr. Man Sing Lai to act as the Chairman of the Compensation Committee.

Code of Business Conduct and Ethics

          We have adopted a written code of business conduct and ethics, known as our Code of Business Conduct and Ethics which applies to all of our directors, officers, and employees, including our principal executive officer and our principal financial and accounting officer. A copy of the Code of Business Conduct and Ethics is attached as Exhibit 14 to the Annual Report on Form 10-K for the period ended December 31, 2003. To receive a copy of our Code of Business Conduct and Ethics, at no cost, requests should be directed to the Secretary, ACL Semiconductor, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. We intend to disclose any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics in a report filed under the Securities Exchange Act of 1934, as amended, within four business days of the amendment or waiver.

Shareholder Communications

          Shareholders and other interested parties may contact the Board of Directors or the non-management directors as a group at the following address: Board of Directors or Independent Directors, ACL Semiconductor, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. All communications received at the above address will be relayed to the Board of Directors or the non-management directors, respectively. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

          Typically, we do not forward to our directors communications from our shareholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including:

•	Junk mail and mass mailings

•	New product suggestions

•	Resumes and other forms of job inquiries

•	Opinion surveys and polls

•	Business solicitations or advertisements

Compliance with Section 16(A) of The Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, “Reporting Person”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Reporting Persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that during fiscal year ended December 31, 2011 all Reporting Persons complied with all applicable filing requirements.

Involvement in Certain Legal Proceedings

          None of our directors has been, during the past ten years:

          (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within ten years prior to that time;

          (ii) named in as a defendant or counter-claimant in any civil litigation in the past ten years;

          (iii) convicted or plead nolo contendere in any criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

          (iv) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

          (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

          (v) involved in any judicial or administrative proceeding resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

          (vi) involved in any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions ( other than settlements of civil proceedings among private parties);

          (vii) involved in any disciplinary sanction or orders imposed by a stock, commodities or derivatives exchange or other similar self- regulatory organization.

Board Leadership Structure and Risk Oversight Role

          Our Chief Executive Officer also serves as Chairman of our Board of Directors. Our Board of Directors contains 7 Directors, and 4 of the Directors are Independent Directors. We believe that such a leadership structure is suitable for the Company at its present stage of development, and that the interests of the Company are best served by the combination of the roles of Chairman of the Board and Chief Executive Officer.

          As a matter of regular practice, and as part of its oversight function, our Board of Directors undertakes a review of the significant risks in respect to our business. Such review is supplemented as necessary by outside professionals with expertise in substantive areas germane to our business. With our current governance structure, our Board of Directors and senior executives, there is not a significant division of oversight and operational responsibilities in managing the material risks facing the Company.

Director Independence

          The Company has adopted the independence definitions of NASDAQ in determining whether our directors are independent. The discussion below reflects such standards of independence.

          Our Board of Directors has determined that four of our directors qualify as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a) (15).

Audit Committee

          Our Audit Committee established on January 20, 2011, acts pursuant to our Audit Committee Charter. A copy of our audit committee charter is available at http://www.acl-semicon.com

          Man Sing Lai, Ho Man Yeung and Wing Sun Leung currently serve on our audit committee. Messrs. Lai, Yeung and Leung are each independent directors as required by Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A(3)(b)(1) of the Securities Exchange Act of 1934 and Section 5605 of the NASDAQ Corporate Governance Rules. Mr. Lai serves as the Chairman of our audit committee and qualifies as an audit committee financial expert. Our audit committee, among other things:

•	selects the independent auditors, considering independence and effectiveness;

•	receives the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence;

•	discusses the scope and results of the audit with the independent auditors and reviews with management and the independent auditors our interim and year-end operating results;

•	discusses with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees);

•	considers the adequacy of our internal accounting controls and audit procedures;

•	reviews and approves all audit and non-audit services to be performed by the independent auditors; and

•	administers the whistleblower policy.

          The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The Audit Committee of the board of directors is comprised entirely of independent directors who meet the independence requirements of NASDAQ and the SEC. The Committee operates pursuant to a charter that is available on the Management Team section of our website.

          The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal controls over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

          In performing its responsibilities, the Audit Committee has reviewed and discussed, with management and the independent auditors, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Audit Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.

          Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, the Audit Committee received written disclosures and the letter from the independent auditors, and discussed with the auditors their independence.

          Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

AUDIT COMMITTEE

Man Sing Lai

Ho Man Yeung

Wing Sun Leung

Compensation Committee

          Our Compensation Committee established on January 20, 2011, acts pursuant to our Compensation Committee Charter. A copy of our compensation committee charter is available at http://www.acl-semicon.com

          Man Sing Lai, Ho Man Yeung and Wing Sun Leung currently serve on our compensation committee. Messrs. Lai, Yeung and Leung are independent directors as required by SEC Rules and as defined in Section 5605 of NASDAQ Corporate Governance Rules. Mr. Lai serves as the Chairman of our compensation committee. Our compensation committee, among other things:

          • recommends to the board of directors the compensation level of the executive officers;

          • reviews and makes recommendations to our board of directors with respect to our equity incentive plans;

          • establishes and reviews general policies relating to compensation and benefits of our employees.

Nominations of Directors

          Our Nominating Committee established on January 20, 2011, acts pursuant to our Nominating Committee Charter. A copy of our nominating committee charter is available at http://www.acl-semicon.com

          Man Sing Lai, Ho Man Yeung, Wing Sun Leung and Hung Ming Joseph Chu (not up for reelection at the Annual Meeting) currently serve on our nominating committee. Messrs. Lai, Yeung, Leung and Chu are independent directors as required by SEC Rules and as defined in Section 5605 of NASDAQ Corporate Governance Rules. Mr. Lai serves as the Chairman of our nominating committee. The nominating committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the board of directors for consideration.

          The nominating committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating Committee of ACL Semiconductors Inc. c/o Kenneth Chan, Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. During 2010, we did not pay any fees to any third parties to assist in the identification of nominees. During 2010, we did not receive any director nominee suggestions from stockholders.

          The nominating committee, (1) has no policy with regard to the nomination of candidates recommended by security holders; (2) has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (3) has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; (4) has no specific process for identifying and evaluating nominees for director and (5) does not have a policy with regard to the consideration of diversity in identifying director nominees.

Code of Ethics

          We have adopted a written code of business conduct and ethics, known as our Code of Business Conduct and Ethics which applies to all of our directors, officers, and employees, including our principal executive officer and our principal financial and accounting officer. Our Code of Business Conduct and Ethics is posted at www.acl-semicon.com. To receive a copy of our Code of Business Conduct and Ethics, at no cost, requests should be directed to the Secretary, ACL Semiconductor, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. We intend to disclose any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics in a report filed under the Securities Exchange Act of 1934, as amended, within four business days of the amendment or waiver.

Required Vote

          Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” will have no effect on the vote for re-election of directors.

No Appraisal Rights

          Shareholders will not have dissenters’ or appraisal rights under the Delaware General Corporation Law or under the Company’s certificate of incorporation in connection with the re-election of directors.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO USMART MOBILE DEVICE INC.

Our board of directors has proposed that we amend our certificate of incorporation to change our corporate name to USmart Mobile Device Inc. As previously disclosed in our current report in Form 8-K filed with the SEC on September 28, 2012, we have acquired 100% of the outstanding equity of Jussey Investments Limited, which owns (i) 100% equity interest in eVision Telecom Limited, a Hong Kong based solution house that specializes in CDMA2000 (also known as Evolution-Data Optimized or “EV-DO”) platform, and (ii) 80% equity interest in USmart Electronic Products Limited, a provider of ODM (Original Design Manufacturing) and OEM (Original Equipment Manufacturing) services for various electronic products. The board believes that the new name reflects the direction that we have taken as we would like to become a stronger and more involving participant in the telecom market with our own R&D capacities and brands. So far we have taken steps to broaden our business by pursuing acquisitions of companies in the telecom industry. In connection with the change of name, our common stock will receive a new CUSIP number. However, it will not be necessary for you to exchange your stock certificates. Certificates issued with our current corporate name will continue to be valid.

Our Certificate of Incorporation will be amended to change Article FIRST to read as follows:

“FIRST: The name of the corporation is USmart Mobile Device Inc. (the “Corporation”)”.

Vote Required

The approval of the amendment to our certificate of incorporation requires the affirmative vote of a majority of our outstanding shares of common stock.

Board of Directors Recommendation

The board of directors recommends a vote FOR the approval of the proposal to amend our certificate of incorporation to change our corporate name to USmart Mobile Device Inc.

Other Information

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of August 31, 2012: (i) by each person who is known by us to own beneficially more than 5% of the Common Stock, (ii) by each of our directors, (iii) by each of our executive officers and (iv) by all our directors and executive officers as a group. On such date, we had 34,830,495 shares of Common Stock outstanding.

          As used in the table below, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following August 31, 2012. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated

Name and Address of	Shares of Common Stock	Percentage of Class
Beneficial Owner	Beneficially Owned	Beneficially Owned(1)
Chung-Lun Yang (2) (3) No. 78, 5th Street, Hong Lok Yuen, Tai Po, New Territories, Hong Kong	26,622,000	76.4%

Kun Lin Lee (2) (3) 7F, No 16 Huan-her East Road Sec 4, Yuan Ho City, Taipei, Taiwan	60,000	0.2%

Kenneth Lap Yin Chan (2) (3) Flat B, 8/F., Block 19, South Horizons, Aplei Chau, Hong Kong	0	0.0%

Ming Yan Leung (2) G/F., 11 Ka Fuk Lane, Tuen Mun, New Territories, Hong Kong	0	0.0%

Man Sing Lai (3) Flat B, 23/F., Block 31, Laguna City, Cha Kwo Ling Road, Kwun Tong, Kowloon, Hong Kong	0	0.0%

Ho Man Yeung (3) Block 4, 7/F. Unit B, The Grand Panorama, 10 Robinson Road, Central, Hong Kong	0	0.0%

Wing Sun Leung (3) 5658 Owens Drive, #202, Pleasanton, CA 94588, USA	0	0.0%

Hung Ming Joseph Chu (3) 8D, Block 6, The Sherwood, Tuen Mun, New Territories, Hong Kong	0	0.0%

All Directors and Officers as a Group	26,682,000	76.6%

(1)	Applicable percentage of ownership is based on 34,830,495 shares of Common Stock outstanding as of August 31, 2012, together with securities exercisable or convertible into shares of Common Stock within 60 days of August 31, 2012, for each shareholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of December 31, 2011, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The Common Stock is the only outstanding class of equity securities of the Company.

(2)	Executive Officer

(3)	Director Except as otherwise set forth, information on the stock ownership of these persons was provided to us by such persons.

COMPENSATION DISCUSSION AND ANALYSIS

Summary

          Our approach to executive compensation is influenced by our belief in rewarding people for consistently strong execution and performance. We believe that the ability to attract and retain qualified executive officers and other key employees is essential to our long term success.

Named Executive Officers

          The named executive officers for the fiscal year ended December 31, 2011 are: Chung-Lun Yang, our Chief Executive Officer; Kun Lin Lee, our Chief Financial Officer; Kenneth Lap Yin Chan, our Chief Operating Officer; and Ming Yan Leung, our Chief Technology Officer. These individuals are referred to collectively herein as the “Named Executive Officers.”

OUR EXECUTIVE COMPENSATION PROGRAM

Overview

          The primary elements of our executive compensation program are base salary, incentive cash and stock bonus opportunities and equity incentives typically in the form of stock option grants. Although we provide other types of compensation, these three elements are the principal means by which we provide the Named Executive Officers with compensation opportunities.

          The emphasis on the annual bonus opportunity and equity compensation components of the executive compensation program reflect our belief that a large portion of an executive’s compensation should be performance-based. This compensation is performance-based because payment is tied to the achievement of corporate performance goals. To the extent that performance goals are not achieved, executives will receive a lesser amount of total compensation. We have entered into employment agreements with four of our Named Executive Officers. Such employment agreements set forth base salaries, bonuses and stock option grants. Such stock option grants are predicated on our achievement of corporate performance goals as set forth in such agreements.

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Base Salary

          We pay a base salary to certain of the Named Executive Officers. In general, base salaries for the Named Executive Officers are determined by evaluating the responsibilities of the executive’s position, the executive’s experience and the competitiveness of the marketplace. Base salary adjustments are considered and take into account changes in the executive’s responsibilities, the executive’s performance and changes in the competitiveness of the marketplace. We believe that the base salaries of the Named Executive Officers are appropriate within the context of the compensation elements provided to the executives and because they are at a level which remains competitive in the marketplace.

Bonuses

          The Board of Directors may authorize us to give discretionary bonuses, payable in cash or shares of Common Stock, to the Named Executive Officers and other key employees. Such bonuses are designed to motivate the Named Executive Officers and other employees to achieve specified corporate, business unit and/or individual, strategic, operational and other performance objectives.

Stock Options

          Stock options constitute performance-based compensation because they have value to the recipient only if the price of our Common Stock increases. We have not granted any stock options to any of our Named Executive Officers and the grant of stock options to Named Executive Officers is not a material factor in making compensation determinations with respect to our Named Executive Officers. However, we have in the past used stock options as incentives for our other employees. Stock options generally vest over time, with obtainment of a corporate goal, or a combination of the two. The grant of stock options is designed to motivate our employees to achieve our short term and long term corporate goals.

Retirement and Deferred Compensation Benefits

          We do not have any arrangements with the Named Executive Officers to provide them with retirement and/or deferred compensation benefits.

Perquisites

          There were no perquisites provided to the Named Executive Officers.

Post-Termination/Change of Control Compensation

          We do not have any arrangements with the Named Executive Officers to provide them with compensation following termination of employment.

Tax Implications of Executive Compensation

          Our aggregate deductions for each Named Executive Officer compensation are potentially limited by Section 162(m) of the Internal Revenue Code to the extent the aggregate amount paid to an executive officer exceeds $1 million, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions specified in the Internal Revenue Code. At our 2011 Named Executive Officer compensation levels, we did not believe that Section 162(m) of the Internal Revenue Code would be applicable, and accordingly, we did not consider its impact in determining compensation levels for our Named Executive Officers in 2011.

Hedging Policy

          We do not permit the Named Executive Officers to “hedge” ownership by engaging in short sales or trading in any options contracts involving our securities.

Option Exercises and Stock Vested

          No options have been exercised by our Named Executive Officers during the fiscal year ended December 31, 2011.

Pension Benefits

          Under the Mandatory Provident Fund (“MPF”) Scheme Ordinance in Hong Kong, the Company is required to set up or participate in an MPF scheme to which both the Company and employees must make continuous contributions throughout their employment based on 5% of the employees’ earnings, subject to maximum and minimum level of income. For those earning less than the minimum level of income, they are not required to contribute but may elect to do so. However, regardless of the employees’ election, their employers must contribute 5% of the employees’ income. Contributions in excess of the maximum level of income are voluntary. All contributions to the MPF scheme are fully and immediately vested with the employees’ accounts. The contributions must be invested and accumulated until the employees’ retirement.

Nonqualified Deferred Compensation

          We do not have any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements

          We have entered into employment agreements with our Mr. Yang, which sets the base salary as set forth in our summary compensation table.

Executive Officer Compensation

The following table sets forth the annual and long-term compensation of our Named Executive Officers for services in all capacities to the Company for the last two fiscal years ended December 31, 2011 and December 31, 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Chung-Lun Yang,	2011	$492,308	1,000,000	—	—	—	—	—	$1,492,308
Chairman of the Board and Chief Executive Officer	2010	$443,590	800,000	—	—	—	—	—	$1,243,590

Outstanding equity awards at fiscal year-end

          None.

Compensation of Directors

          The following table sets forth the Director compensation for service on the Board of Directors of the Company for the fiscal year ended December 31, 2011.

Compensation of Directors

          The following table sets forth the Director compensation for service on the Board of Directors of the Company for the fiscal year ended December 31, 2011.

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Man Sing Lai	$15,385	—	—	—	—	—	$15,385
Ho Man Yeung	$15,385	—	—	—	—	—	$15,385
Wing Sun Leung	$15,385	—	—	—	—	—	$15,385
Hung Ming Joseph Chu	$15,385	—	—	—	—	—	$15,385
Kun Lin Lee	—	—	—	—	—	—	—
Kenneth Lap Yin Chan	—	—	—	—	—	—	—

          We compensate our independent directors an amount of HK$10,000 (US$1,282) per month for serving on our board of directors, in addition to reimbursement for out of pocket expenses incurred in attending director meetings. We do not compensate our executive directors for serving on the board of directors.

CERTAIN RELATED PERSON TRANSACTIONS

          All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Board of Directors. Related person transactions are approved by the Board of Directors only if, based on all of the facts and circumstances, they are in, or not inconsistent with, our best interests and our shareholders, as the Board of Directors determines in good faith. The Board of Directors takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Board of Directors may also impose such conditions as it deems necessary and appropriate on us or the related person in connection with the transaction.

          In the case of a transaction presented to the Board of Directors for ratification, the Board of Directors may ratify the transaction or determine whether rescission of the transaction is appropriate.

Transactions with Aristo Technologies Limited / Mr. Yang

          This represented Aristo transactions with various related parties of Mr. Yang.

          As of December 31, 2011 and 2010, we had an outstanding receivable from Aristo / Mr. Yang, the President and Chairman of our Board of Directors, totaling $5,780,400 and $13,647,827, respectively. These advances bear no interest and are payable on demand. The receivable due from Aristo / Mr. Yang to the Company is derived from the consolidation of the financial statements of Aristo, a variable interest entity, with the Company. A repayment plan has been entered with Mr. Yang.

          For the years ended December 31, 2011 and 2010, we recorded compensation to Mr. Yang of $1,492,308 and $1,243,590 respectively, and paid $1,492,308 and $1,243,590 respectively to Mr. Yang as compensation for his services.

Transactions with Solution Semiconductor (China) Limited

          Mr. Yang is a director and the sole beneficial owner of the equity interests of Solution Semiconductor (China) Ltd. (“Solution”). On April 1, 2009, we entered into a lease agreement with Solution pursuant to which we lease one facility. The lease agreement for this facility expired on April 30, 2011. The monthly lease payment for this lease is $1,090. We incurred and paid an aggregate rent expense of $4,359 and $13,077 to Solution during the year ended December 31, 2011 and 2010.

          During the years ended December 31, 2011 and 2010, we purchased inventories of $49,421 and $43,123 respectively from Solution. As of December 31, 2011 and 2010, there were no outstanding accounts payable to Solution.

          Two facilities located in Hong Kong owned by Solution were used by the Company as collateral for loans from DBS Bank (Hong Kong) Limited (“DBS Bank”) (formerly Overseas Trust Bank Limited) and The Bank of East Asia, Limited (“BEA Bank”) respectively.

Transactions with Systematic Information Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a director and shareholder of Systematic Information Ltd. (“Systematic Information”) with a total of 100% interest. On September 1, 2010, we entered into a lease agreement with Systematic Information pursuant to which we lease one facility. The lease agreement for this facility expired on April 30, 2011. The monthly lease payment for this lease totals $641. We incurred and paid an aggregate rent expense of $2,564 and $7,692 to Systematic Information during the years ended December 31, 2011 and 2010.

          During the years ended December 31, 2011 and 2010, we received service charges of $8,154 and $8,154 respectively from Systematic Information. The service fee was charged for back office support for Systematic Information.

          During the years ended December 31, 2011 and 2010, we sold products for $1,347,148 and $767,981 respectively, to Systematic Information. As of December 31, 2011 and 2010, there were no outstanding accounts receivables from Systematic Information.

          A workshop located in Hong Kong owned by Systematic Information was used by the Company as collateral for loans from BEA Bank.

Transactions with Global Mega Development Limited

          Mr. Yang is the sole beneficial owner of the equity interests of Global Mega Development Ltd. (“Global”). During the years ended December 31, 2011and 2010, we sold products for $3,325 and $8,292 respectively, to Global. As of December 31, 2011 and 2010, there were no outstanding accounts receivables from Global.

          During the years ended December 31, 2011 and 2010, we purchased inventories of $0 and $2,308 respectively from Global. As of December 31, 2011 and 2010, there were no outstanding accounts payable to Global.

Transactions with Systematic Semiconductor Limited

          Mr. Yang is a director and sole beneficial owner of the equity interests of Systematic Semiconductor Ltd. (“Systematic”). During the years ended December 31, 2011 and 2010, we received a management fee of $7,692 and $7,692 respectively from Systematic. The management fee was charged for back office support for Systematic.

Transactions with Atlantic Storage Devices Limited

          Mr. Yang is a director and 40% shareholder of Atlantic Storage Devices Ltd. (“Atlantic Storage”). The remaining 60% of Atlantic Storage is owned by a non-related party. During the years ended December 31, 2011 and 2010, we sold products for $361,698 and $9,589 respectively, to Atlantic Storage. As of December 31, 2011 and 2010, there were no outstanding accounts receivables from Atlantic Storage.

          During the years ended December 31, 2011 and 2010, we purchased inventories of $101,790 and $28,800 respectively, from Atlantic Storage. As of December 31, 2011 and 2010, there were no outstanding accounts payable to Atlantic Storage.

Transactions with City Royal Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a 50% shareholder of City Royal Limited (“City”). The remaining 50% of City is owned by the wife of Mr. Yang. A residential property located in Hong Kong owned by City was used by the Company as collateral for loans from DBS Bank.

Transactions with Kasontech Electronics Limited

          Mr. Kenneth Lap Yin Chan, the Company’s Director and Chief Operating Officer, is a 33% shareholder of Kasontech Electronics Limited (“Kasontech”). During the years ended December 31, 2011 and 2010, we received a management fee of $7,949 and $12,821 respectively from Kasontech. The management fee was charged for back office support for Kasontech. As of December 31, 2011 and 2010, there were no outstanding accounts receivables from Kasontech.

Transactions with Aristo Components Limited

          Mr. Ben Wong resigned from his director position with the Company effective on June 11, 2010. He is a 90% shareholder of Aristo Components Ltd. (“Aristo Comp”). The remaining 10% of Aristo Comp is owned by a non-related party. After the date of his resignation, all companies under his personal control will no longer be a related party and will not enjoy privileged treatment and will be subject to the same trading terms as other ordinary outside parties. During the years ended December 31, 2011 and 2010, we received a management fee of $12,308 and $12,308 respectively from Aristo Comp. The management fee was charged for back office support for Aristo Comp.

          During the years ended December 31, 2011 and 2010, we sold products for $1,403,064 and $120,282 respectively, to Aristo Comp. As of December 31, 2011 and 2010, there were no outstanding accounts receivables from Aristo Comp.

          During the years ended December 31, 2011 and 2010, we purchased inventories of $39,107 and $276 respectively from Aristo Comp. As of December 31, 2011 and 2010, there were no outstanding accounts payable to Aristo Comp.

Transactions with Smart Global Industrial Limited

          Mr. Yang is a director and 50% shareholder of Smart Global Industrial Limited (“Smart”). During the years ended December 31, 2011 and 2010, we sold products for $26,886 and $0 respectively to Smart. As of December 31, 2011 and 2010, there were no outstanding accounts receivables from Smart.

Acquisition of Jussey Investment Limited

On September 28, 2012, ACL International Holdings Limited (“ACL Holdings” or the “Purchaser”), a Hong Kong incorporated company wholly owned by the Company, entered into an Agreement of Sale and Purchase (the “SPA”), pursuant to which it acquired (the “Acquisition”) 100% of the outstanding equity of Jussey Investments Limited (“Jussey”), a company incorporated in British Virgin Islands and which owns (i) 100% equity interest in eVision Telecom Limited (“eVision”), a Hong Kong incorporated company, and (ii) 80% equity interest in USmart Electronic Products Limited (“USmart”), a Hong Kong incorporated company, which owns 100% equity interest in Dongguan Kezheng Electronics Limited, a wholly foreign-owned enterprise organized under the laws of the People's Republic of China (the “PRC”).

Under the terms of the SPA, the Company, through ACL Holdings, purchased from Mr. Zhiming Li, a PRC resident (the “Shareholder” or “Seller”) who owned 100% of the outstanding equity (the “Shares”) of Jussey. Pursuant to the SPA, the purchase price to be paid by ACL Holdings for the Shares is approximately US$2,200,000 in the aggregate (the “purchase price”). The purchase price is payable in cash in full within 5 business days after the completion of the Acquisition.

Ben Wong, a nominee for director at the Annual Meeting, is the Chief Executive Officer of USmart.

FINANCIAL STATEMENTS

Our audited financial statements, which include our consolidated balance sheets at December 31, 2011 and 2010, and the related consolidated statements of income and comprehensive income, shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2011, and the notes to our consolidated financial statements, are included in our Form 10-K for the year ended December 31, 2011. A copy of our Form 10-K for the year ended December 31, 2011, either accompanied or preceded the delivery of this proxy statement.

Copies of our Form 10-K for the year ended December 31, 2011 may be obtained without charge by writing to ACL Semiconductor, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. Copies of our Form 10-K are available on our website at www.ACL-Semicon.com. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov

INDEPENDENT PUBLIC ACCOUNTANTS

Albert Wong & Co. was appointed as independent auditors for the Company for the fiscal year ending December 31, 2011. Albert Wong & Co. continued to be engaged by the Company in the current fiscal year as of the date of this proxy statement. The Company does not expect representatives of Albert Wong & Co. to be present at the Annual Meeting.

Principal Accounting Fees and Services

          The following table presents fees, including reimbursements for expenses, professional audit services and other services rendered by Albert Wong & Co. CPA firms during the years ended December 31, 2011 and 2010. Albert Wong & Co. audited our annual financial statements for the year ended December 31, 2011 and 2010.

	Fiscal 2011	Fiscal 2010
Audit Fees (1)	$70,000	$58,000
Audit Related Fees (2)	$—	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—

Total	$70,000	$58,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Albert Wong & Co. CPA firms in connection with statutory and regulatory filings or engagements. Audit Fees billed by Albert Wong & Co. CPA firm includes audited fees for auditing our annual financial statements and interim reviews for the fiscal year 2010 to 2011.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no such fees in fiscal year 2011 or 2010.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. There were no such fees in fiscal year 2011 or 2010.

(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no such fees in fiscal year 2011 or 2010.

Policy on Board of Directors Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Company’s audit committee appoints, sets the compensation for and oversees the work of the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which approval of the audit committee is requested. The audit committee reviews these requests and advises management if it approves the engagement of the independent auditor. Management reports to the audit committee regarding the actual spending for such projects. The projects and categories of service may include any or all of the following:

Audit- Annual audit fees relate to services rendered in connection with the audit of the Company’s consolidated financial statements and the quarterly reviews of financial statements included in the Company’s Forms 10-Q.

Audit Related Services- Audit related services include fees for SEC registration statement services and consultation on accounting standards or transactions.

Tax-Tax services include fees for tax compliance, tax advice and tax planning.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Shareholder Proposals for the 2013 Annual Meeting

Shareholders may present proposals for inclusion in the Proxy Statement for the 2013 Annual Meeting of Shareholders provided that such proposals are received by the Company’s Chairman and Chief Executive Officer, Mr. Chung-Lun Yang, ACL Semiconductors, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong no later than July 16, 2013. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2013 Proxy Statement.

By Order of the Board of Directors

October 19, 2012	/s/ Chung-Lun Yang
Chung-Lun Yang Chairman and Chief Executive Officer

ACL SEMICONDUCTORS INC.

ANNUAL MEETING PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS OF

ACL SEMICONDUCTORS, INC.

November 16, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.acl-semicon.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630000000000000000 6 111612

OUR BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 1 AND PROPOSAL 2, ARE FAIR TO, AND IN THE BEST INTERESTS OF, ALL OF OUR SHAREHOLDERS. ACCORDINGLY, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" THE NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect six Directors for a term expiring at the Company's next annual meeting or until their successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To authorize the Board of Directors to amend our Certificate of Incorporation to change our corporate name to USmart Mobile Device Inc.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our Board of Directors' recommendations, just sign below. You need not mark any boxes.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

ACL SEMICONDUCTORS INC.

Pursuant to Sections 228 and 242 of
the General Corporation Law of the
State of Delaware

          ACL SEMICONDUCTORS, INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the corporation is (hereinafter called the “Corporation”) is ACL Semiconductors Inc.

2.	The certificate of incorporation of the Corporation, as amended, is hereby amended by deleting Article FIRST thereof and by substituting in lieu of said Article the following new Article:

FIRST.       The name of the corporation is USmart Mobile Device Inc. (the “Corporation”).

3.	The amendment of the certificate of incorporation herein certified has been duly adopted at the annual meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the duly authorized officer of the Corporation whose name appears below on the [ • ] day of [ • ], 2012.

By:	/s/ Chung-Lun Yang

Name: Chung-Lun Yang

Title: President, CEO and Chairman